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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              February 27, 2001


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                         0-21736                84-1158484
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



240 Main Street
Post Office Box 21
Black Hawk, Colorado                                                 80422
---------------------------------------                         ----------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:          (303) 582-1117
                                                           -------------------


                                    No Change
       ------------------------------------------------------------------
       Former name or former address if changed since date of last filing



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Item 5.      Other Events.

         On February 27, 2001, the registrant announced that it had received an offer from its Chairman and Chief Executive Officer to purchase all shares of the registrant not owned by him for $11 per share, cash. See the press releases dated February 27, 2001 and March 1, 2001 attached hereto as exhibits for more details.

         On March 7, 2001, the registrant announced that a class action had been filed against it and its directors to enjoin the transaction announced on February 27, 2001 and for other relief. See the press release dated March 7, 2000 attached hereto as an exhibit for more information.


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Item 7.           Financial Statements and Exhibits.

(a)               Financial Statements.     None

(b)               Exhibits.  The following exhibits are filed herewith:

                  Number              Description
                  ------              -----------
                  01-8K.1        Press release dated February 27, 2001
                  01-8K.2        Press release dated March 1, 2001
                  01-8K.3        Press release dated March 7, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BLACK HAWK GAMING &
                                            DEVELOPMENT COMPANY, INC.



                                            By:  /s/ Stephen R. Roark
                                               ---------------------------------
                                               Stephen R. Roark, President

Date:  March 9, 2001

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                                 EXHIBIT INDEX

                  Exhibit
                  Number              Description
                  -------             -----------
                  01-8K.1        Press release dated February 27, 2001
                  01-8K.2        Press release dated March 1, 2001
                  01-8K.3        Press release dated March 7, 2001